Exhibit 99.2

Joint Filer Information

Name and Address of Reporting Person:	Providence Equity Partners V L.P.

c/o Providence Equity Partners Inc.

50 Kennedy Plaza, 18th Floor

Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:	Archipelago Learning, Inc. (ARCL)

Relationship of Joint Filer to Issuer:	10% Owner

Date of Event Requiring Statement:	11/19/2009

Designated Filer:	Providence Equity Partners V L.L.C.

PROVIDENCE EQUITY PARTNERS V L.P.

By: Providence Equity GP V L.P., its sole general partner

By: Providence Equity Partners V L.L.C., its sole general partner

/s/ Raymond Mathieu

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Name: Raymond Mathieu	Date: 11/19/2009

Title: Attorney-in-Fact

Name and Address of Reporting Person:	Providence Equity GP V L.P.

c/o Providence Equity Partners Inc.

50 Kennedy Plaza, 18th Floor

Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:	Archipelago Learning, Inc. (ARCL)

Relationship of Joint Filer to Issuer:	10% Owner

Date of Event Requiring Statement:	11/19/2009

Designated Filer:	Providence Equity Partners V L.L.C.

PROVIDENCE EQUITY GP V L.P.

By: Providence Equity Partners V L.L.C., its sole general partner

/s/ Raymond Mathieu

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Name: Raymond Mathieu	Date: 11/19/2009

Title: Attorney-in-Fact

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Name and Address of Reporting Person:	Providence Equity Partners V-A L.P.

c/o Providence Equity Partners Inc.

50 Kennedy Plaza, 18th Floor

Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:	Archipelago Learning, Inc. (ARCL)

Relationship of Joint Filer to Issuer:	10% Owner

Date of Event Requiring Statement:	11/19/2009

Designated Filer:	Providence Equity Partners V L.L.C.

PROVIDENCE EQUITY PARTNERS V-A L.P.

By: Providence Equity GP V L.P., its sole general partner

By: Providence Equity Partners V L.L.C., its sole general partner

/s/ Raymond Mathieu

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Name: Raymond Mathieu	Date: 11/19/2009

Title: Attorney-in-Fact

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Name and Address of Reporting Person:	Jonathan M. Nelson

c/o Providence Equity Partners Inc.

50 Kennedy Plaza, 18th Floor

Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:	Archipelago Learning, Inc. (ARCL)

Relationship of Joint Filer to Issuer:	10% Owner

Date of Event Requiring Statement:	11/19/2009

Designated Filer:	Providence Equity Partners V L.L.C.

/s/ Raymond Mathieu

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Name: Raymond Mathieu	Date: 11/19/2009

Title: Attorney-in-Fact

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Name and Address of Reporting Person:	Glenn M. Creamer

c/o Providence Equity Partners Inc.

50 Kennedy Plaza, 18th Floor

Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:	Archipelago Learning, Inc. (ARCL)

Relationship of Joint Filer to Issuer:	10% Owner

Date of Event Requiring Statement:	11/19/2009

Designated Filer:	Providence Equity Partners V L.L.C.

/s/ Raymond Mathieu

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Name: Raymond Mathieu	Date: 11/19/2009

Title: Attorney-in-Fact

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Name and Address of Reporting Person:	Paul J. Salem

c/o Providence Equity Partners Inc.

50 Kennedy Plaza, 18th Floor

Providence, Rhode Island, 02903

Issuer Name and Ticker or Trading Symbol:	Archipelago Learning, Inc. (ARCL)

Relationship of Joint Filer to Issuer:	10% Owner

Date of Event Requiring Statement:	11/19/2009

Designated Filer:	Providence Equity Partners V L.L.C.

/s/ Raymond Mathieu

----------------------------------------------	--------------------------
Name: Raymond Mathieu	Date: 11/19/2009

Title: Attorney-in-Fact

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